AMENDMENT NO. 1 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

    This Amendment No. 1 to Amended and Restated Limited Liability Company Agreement (this “Amendment”), is dated as of January 19, 2021. Each capitalized term used but not defined in this Amendment has the meaning given to it in the Amended and Restated Limited Liability Company Agreement of Digital Media Solutions Holdings, LLC (the “LLC Agreement”).
RECITALS
    WHEREAS, pursuant to Section 15.1 of the LLC Agreement, the Blocker Member proposed this Amendment to the Board of Managers of the Company;
WHEREAS, the Board of Managers submitted the Amendment to the Members for approval by written consent;
WHEREAS, the LLC Agreement may be amended with the consent of the Blocker Member and the Consent of the Non-Blocker Members;
    WHEREAS, this Amendment has been approved by the Blocker Member and the Consent of the Non-Blocker Members; and
    WHEREAS, in light of the approval of the Blocker Member and the Consent of the Non-Blocker Members, this Amendment may be implemented and reflected in a writing executed solely by the Company, and the Members shall be deemed a party to and bound by this Amendment.
    NOW, THEREFORE, the LLC Agreement has been amended as follows:
1.Amendment to Section 14.1(b)(i) of the LLC Agreement. Section 14.1(b)(i) of the LLC Agreement is hereby amended by replacing the reference therein to “in the sole discretion of the Board of Directors” with “in the sole discretion of a majority of the members of the Board of Directors disinterested in the applicable decision.”
2.Amendment to Section 14.1(b)(ii) of the LLC Agreement. Section 14.1(b)(ii) of the LLC Agreement is hereby amended by replacing the reference therein to “in the sole discretion of the Board of Directors” with “in the sole discretion of a majority of the members of the Board of Directors disinterested in the applicable decision.”
3.Miscellaneous. Except to the extent specifically amended, modified or supplemented by this Amendment, the LLC Agreement remains unchanged and in full force and effect and this Amendment will be governed by and subject to the terms of the LLC Agreement, as amended by this Amendment. From and after the date of this Amendment, each reference in the LLC Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import, and all references to the LLC Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind of nature

(other than in this Amendment or as otherwise expressly provided) will be deemed to mean the LLC Agreement, as amended by this Amendment, whether or not this Amendment is expressly referenced. Section 15.2(a) of the LLC Agreement is incorporated in this Amendment by reference and shall apply to this Amendment mutatis mutandis.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first written above.
digital media solutions holdings, LLC

By: /s/ Joseph Marinucci
Name: Joseph Marinucci
Title: Chief Executive Officer

[Signature Page to Amendment No. 1]